BERGER IPT - GROWTH AND INCOME FUND

                        SUPPLEMENT DATED OCTOBER 24, 1997
                                       to
                          PROSPECTUS DATED MAY 1, 1997

                  Berger Associates Vice President Shiela J. Ohlsson has been appointed co-manager of the Berger IPT - Growth and Income Fund, joining Patrick S. Adams, who has been co-managing the Fund since
February 1997.  Ms. Ohlsson succeeds former co-manager Mark R.
McKinney.

                  Accordingly, page 13 of the Prospectus for the Berger IPT Growth and Income Fund of the Berger Institutional Products Trust is amended to read as follows: The third paragraph under "6. Management and Investment Advice" is deleted in its entirety and replaced with the following:

                  "Patrick S. Adams, Senior Vice President of Berger Associates, is the portfolio manager for the Berger IPT - 100 Fund. Mr. Adams also co-manages the Berger IPT - Growth and Income Fund, along with Berger Associates Vice President Shiela J. Ohlsson. The portfolio managers are responsible for the investments of their Funds, including the day-to-day investment decisions for these Funds. Mr. Adams is also President of the Berger IPT - 100 Fund and the Berger IPT - Growth and Income Fund."

                  In addition, the fifth paragraph under "6. Management and Investment Advice" is deleted in its entirety and replaced with the following:

                  "Ms. Ohlsson joined Berger Associates in 1991, where she currently serves as Vice President and co-portfolio manager, along with Patrick Adams, for the Berger Growth and Income Fund. Previously, Ms. Ohlsson served as Senior Analyst/Portfolio Manager (February 1997 to October 1997) and Analyst (September 1991 to February 1997) with Berger Associates."